Ohio National Fund, Inc.

ON iShares Managed Risk Balanced Portfolio

ON iShares Managed Risk Moderate Growth Portfolio

ON iShares Managed Risk Growth Portfolio

ON Janus Henderson U.S. Low Volatility Portfolio

ON Federated Core Plus Bond Portfolio

Supplement dated June 24, 2020

to the Prospectus dated May 1, 2020

The following supplements and amends the prospectus dated May 1, 2020:

Additional Information Regarding Security Selection

Following the section “Principal Investment Strategies and Related Risks,” a new section entitled “Additional Information Regarding Security Selection,” is added, as follows:

As part of analysis inherent in its security selection process for the ON Federated Core Plus Bond Portfolio, Federated Investment also evaluates whether environmental, social and governance factors could have positive or negative impact on the risk profiles of many issuers in the universe of securities in which the Fund may invest. This qualitative analysis does not automatically result in including or excluding specific sectors or issuers but is used by Federated Investment to improve portfolio risk/return characteristics.

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Please retain this supplement with your Prospectus for future reference.